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                                                                   EXHIBIT 23(B)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

    As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 16, 1994 included (or incorporated by reference) in the WMX Technologies, Inc. Form 10-K for the year ended December 31, 1993 and to all references to our firm included in this Registration Statement.

                                          /s/ ARTHUR ANDERSEN & CO.

                                          ARTHUR ANDERSEN & CO.

Chicago, Illinois
April 4, 1994